Exhibit 10.63

[GARRISON LETTERHEAD]

Demand and Pay-off Letter

October 19, 2010

TPG-Centerpointe Mezzanine, LLC and
TPG-Centerpointe Mezzanine 2, LLC
c/o Thomas Properties Group Inc.
City National Plaza
515 South Flower Street
Sixth Floor
Los Angeles, California 90071

Re: Pay-off of Mezzanine Loan A and Mezzanine Loan B

This letter constitutes the demand of Garrison Commercial Funding IV LLC ("Lender") with respect to the pay-off of (i) that certain mezzanine loan, as described in that certain Mezzanine Loan Agreement dated as of January 31, 2007, as amended and restated by that certain First Amendment to Mezzanine Loan Agreement dated as of October 15, 2007, each between TPG-Centerpointe Mezzanine, LLC ("Mezzanine A Borrower"), as borrower, and UBS Real Estate Securities Inc., as lender, and evidenced by that certain Amended and Restated Promissory Note dated as of October 15, 2007, but effective as of January 31, 2007, made by Mezzanine A Borrower in favor of UBS Real Estate Securities Inc., in the original principal amount of $25,000,000.00 (the "Mezzanine A Note"), as amended, modified or assigned as of the date hereof (the "Mezzanine A Loan") and (ii) that certain mezzanine loan, as described in that certain Mezzanine Loan Agreement (Mezzanine Loan B) dated as of October 15, 2007, between TPG-Centerpointe Mezzanine 2, LLC ("Mezzanine B Borrower"), as borrower, and UBS Real Estate Securities Inc., as lender, and evidenced by that certain Promissory Note (Mezzanine Loan B) dated as of October 15, 2007 made by Mezzanine B Borrower in favor of UBS Real Estate Securities Inc., in the original principal amount of $21,617,556.00 (the "Mezzanine B Note"), as amended, modified or assigned as of the date hereof (the "Mezzanine B Loan") and, together with the Mezzanine A Loan, the "Mezzanine Loans"), each of which Mezzanine Loans was transferred to Lender as of April 8, 2010.

The Lender shall consider the Mezzanine Loans paid in full and shall mark "cancelled" and return the Mezzanine A Note and the Mezzanine B Note, along with any related allonges and endorsements, upon receipt of a fully executed release from Mezzanine A Borrower and Mezzanine B Borrower in form and substance acceptable to Lender and upon payment in full of the following sums with respect to the Mezzanine Loans by Federal wire transfer to Lender pursuant to the wiring instructions set forth on Schedule A to this Demand and Pay-off Letter:

(1) Release Price: $40,000,000

Interest (10/15/10 to 10/19/10): $14,412.74

Total Pay-off Amount to Lender: $40,014,412.74

(2) Legal Fees: $16,500.00

Total Pay-off Amount and Legal Fees to Lender: $40,030,912.74

Total Amount due to Lender: $40,030,912.74

LENDER WILL NOT ACCEPT PAYMENT MADE OTHER THAN BY FEDERAL WIRE TRANSFER AS SPECIFIED ABOVE.

We must receive confirmation of the wire transfer by 2:00 P.M. Pacific Standard Time on the date of such transfer.

Lender hereby represents and warrants that (i) it is the holder and owner of one hundred percent (100%) of the legal and beneficial interests in the Mezzanine Loans, (ii) it has the right, power, and authority to enter into this agreement and to perform its obligations hereunder, (iii) it does not require the consent (written or otherwise) of any other person in connection with its execution and delivery of this agreement or its performance of its obligations under this agreement, and (iv) it has duly executed and delivered this agreement to the addressee shown above. Each of Mezzanine A Borrower and Mezzanine B Borrower represents and warrants that (i) it has the right, power, and authority to enter into this agreement and to perform its obligations hereunder, (ii) it does not require the consent (written or otherwise) of any other person in connection with its execution and delivery of this agreement or its performance of its obligations under this agreement, and (iii) it has duly executed and delivered this agreement to Lender.

Lender is to be put to no expense in connection with this transaction.

IN THE EVENT YOU ARE UNABLE TO COMPLY WITH THESE INSTRUCTIONS WITHIN 3 DAYS OF THE DATE OF THIS LETTER, YOU ARE NOT TO PROCEED WITHOUT THE AUTHORIZATION OF THE UNDERSIGNED.

For confirmation of the receipt of pay-off funds or other pertinent information, please call the undersigned.

Sincerely,

/s/ Brian Chase
Name: Brian Chase
Number: (212) 372-9577

With respect to the covenants, representations and warranties contained herein, by Lender:

GARRISON COMMERCIAL FUNDING IV LLC, a Delaware limited liability company

By: /s/ Brian Chase
Name: Brian Chase
Title: Chief Financial Oficer

With respect to the representations and warranties contained herein, by Mezzanine A Borrower:

TPG-CENTERPOINTE MEZZANINE, LLC,
a Delaware limited liability company

By: /s/ John R. Sischo
Name: John R. Sischo
Title: Vice President

With respect to the representations and warranties contained herein, by Mezzanine B Borrower:

TPG-CENTERPOINTE MEZZANINE 2, LLC,
a Delaware limited liability company

By: /s/ John R. Sischo
Name: John R. Sischo
Title: Vice President